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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 31, 1998


                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

      OHIO                         1-11781                      31-0676346
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

7777 WASHINGTON VILLAGE DRIVE, SUITE 130, DAYTON, OHIO            45459
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (937) 428-7172

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 5.   Other Events

         On December 31, 1998, Dayton Superior Corporation issued the press release attached hereto as Exhibit 20.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DAYTON SUPERIOR CORPORATION


December 31, 1998                      By: /s/ JOHN A. CICCARELLI
                                           John A. Ciccarelli
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                               Description

  (20)                  OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

               20.1 Press Release issued by Dayton Superior Corporation on December 31, 1998